BARRETT GROWTH FUND	WWW.BARRETTGROWTHFUND.COM	OCTOBER 15, 2007

Dear Fellow Shareholders:

In the first fiscal quarter ending on September 30, 2007, the Barrett Growth Fund returned 5.48% for its shareholders, compared to 2.03% for the S&P 500® Index and 6.48% for the Lipper Large-Cap Growth Funds Index.  We were pleased with our quarterly results versus the S&P 500® but trailed our Lipper Large-Cap Growth peers.  On a longer-term basis, the Fund continues to lead other growth mutual funds over the last five years as well as since inception.

THE QUARTER IN REVIEW

Despite tremendous volatility, the third quarter of 2007 ended with positive returns from all of the major U.S. equity indices.  It was a tumultuous summer as investors digested news of continued weakness in the housing market, related problems in securities backed by subprime mortgage loans and a slowing economic environment; they sent equities sharply lower by mid-August.  To address this deteriorating situation, our central bank’s first move was to cut the discount rate to accommodate institutions that needed short-term financing.  This action promptly stabilized the market.  With

	Total Return		Average Annual Total Returns
	Third Quarter	One-Year	Five-Year	Since Inception
	7/01/07-9/30/07	10/01/06-9/30/07	10/01/02-9/30/07	12/29/98-9/30/07
Barrett Growth Fund	+5.48%	+16.09%	+13.21%	+3.06%
Lipper Large-Cap
Growth Funds Index[1]	+6.48%	+21.42%	+12.95%	+0.48%
S&P 500® Index[2]	+2.03%	+16.44%	+15.45%	+4.04%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Calculations assume reinvestment of all distributions.  Performance would have been lower if fees had not been waived in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The gross expense ratio for the Fund is 2.51%.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.
The net expense ratio for the Fund is 1.25%.  Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2008 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.
1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

investors still on edge, the Federal Reserve (the “Fed”) announced a greater than expected cut in the federal funds rate by 1/2 of 1 percent on September 18th.  Investors cheered the Fed’s decision and equities rallied ending the quarter higher.

Large-capitalization growth funds were the top-performing major stock-fund category, up on average 6.4%, whereas small-capitalization value funds underperformed, down on average 5.4%.  After many years of underperformance, the shift back to large-cap growth stocks appears to be underway with investors seeking the safety and sustainable earnings growth potential of big companies.

PERFORMANCE REVIEW

The five best and worst performing holdings during the quarter ending September 30, 2007 are shown below:

Best Performers		Worst Performers
	Percentage		Percentage
	Change		Change
1. Navteq Corp.	84.2%	1. UTI Worldwide Inc.*	(13.8%)
2. Jacobs Engineering Group#	24.2%	2. Rowan Cos., Inc.	(10.7%)
3. Schlumberger Ltd.	23.6%	3. Citigroup	(9.0%)
4. Cisco Systems	19.0%	4. Hershey Foods Corp.	(8.3%)
5. Donaldson Inc.	17.5%	5. Gymboree Corp.#	(7.9%)

*	To Date of Sale
#	From Date of Purchase

THE PORTFOLIO

Most of the sector trends remained intact from last quarter with the financial and consumer discretionary sectors under duress, while energy, industrial and technology related stocks continued to shine.  The Fund outperformed the S&P 500® this quarter due to broad-based strength in our healthcare, technology, industrial and energy holdings.  Energy stocks, up 9.6%, were the top performing sector in the S&P 500® as investors sent shares higher based on a solid global demand outlook and higher crude oil prices.  The Fund participated in the outperformance of the energy sector due to strength in our positions in Schlumberger and Devon Energy.  As worries regarding the U.S. housing slump and tighter credits markets continued to impact the consumer discretionary and financial sectors, the Fund’s performance was aided by our underweight position in financials relative to the S&P 500® Index, and stock selection in the consumer discretionary sector.

Top Ten Holdings (Percent of Assets)*
1.	Cisco Sys Inc	3.74%
2.	Schlumberger Ltd	3.55%
3.	Int’l Business Machines	3.19%
4.	Millipore Corp	3.08%
5.	Devon Energy Corp	3.00%
6.	Pepsico Inc	2.98%
7.	Genentech Inc	2.82%
8.	State Street Corp	2.77%
9.	Adobe Sys Inc	2.76%
10.	Accenture Ltd Bermuda	2.73%

Sector Weightings (Percent of Total Assets)*

Cash is approximately 0.5% of Total Assets

*	Portfolio characteristics are as of September 30, 2007, and are subject to change at any time.

During the quarter, we made several changes to the Fund’s portfolio.  One of our new positions and best-performing stocks during the period was Jacobs Engineering (JEC).  Jacobs Engineering is a global provider of professional engineering and construction services to industrial, commercial and government clients.  From project conception to completion and then operation and maintenance, Jacobs provides a full range of services to its customers around the world.  Jacobs is positioned to benefit from a strong global non-residential construction cycle which we believe will enable the company to generate double-digit earnings growth for the next few years.

INVESTMENT OUTLOOK

As we enter the final calendar quarter of 2007, we anticipate modest corporate profit growth.  We are optimistic that the Federal Reserve is willing to address any continued weakness in the economy or inflationary pressures with the correct monetary action.  Longer-term our forecast for the capital markets remains unchanged:  the stock markets will outperform cash and bonds.

We remain committed to owning a diversified portfolio of high-quality, large-cap growth stocks with strong secular growth drivers.  We believe that over time, investments in companies with sustainable earnings growth, healthy balance sheets and shareholder driven management teams will yield superior returns to our investors.  We are encouraged that investors are shifting their attention back to large-cap growth companies, after a record period of underperformance versus other categories.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA	Cynthia J. Starke
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.  The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these  concerns have since broadened to include a wider range of financial institutions and markets.  As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

The outlook and views presented above are those of the Investment Adviser as of 10/15/07, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.  Forecasts are inherently limited and should not be relied upon as an indicator of future performance.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA).  Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

TN07-1281

C/O US BANCORP FUND SERVICES, LLC 615 EAST MICHIGAN STREET MILWAUKEE, WI 53202 (877) 363-6333 WWW.BARRETTGROWTHFUND.COM